GainsLosses Report
Date: 11/22/2005 12:36:05 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss Actual Gain(Loss) Loss Severity
Page 1 of 1 ( records returned)
GainsLosses Report
Date: 11/22/2005 12:36:05 PM Deal Number: SAIL 2005-HE1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Original UPB
Current UPB
Current Value
Sr/Jr Lien Bal
Total
Expenses
Waived PPP Disposition
Proceeds
Insurance
Proceeds
Forecasted Loss Actual Gain(Loss) Loss Severity
Page 1 of 1 ( records returned)